SUPPLEMENT DATED AUGUST 09, 2024 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES FOR:
Invesco NASDAQ 100 Index Fund
(the “Fund”)
This supplement amends the Summary and Statutory Prospectuses of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
The information in the second paragraph appearing under the heading "Principal Investment Strategies of the Fund" in the Summary and Statutory Prospectuses is replaced in its entirety as set forth below:
The Underlying Index is a modified market capitalization-weighted (a hybrid between equal weighting and conventional capitalization weighting) index that reflects companies from all major sectors, except for companies that are classified as “financials” according to the Industry Classification Benchmark (“ICB”), a product of FTSE International Limited. Security types generally eligible for inclusion in the Underlying Index are common stocks, tracking stocks, and American Depositary Receipts including New York Registry Shares. Securities of companies organized as real estate investment trusts ("REITs"), securities of Special Purpose Acquisition Companies ("SPACs"), and "when-issued" securities are not eligible for inclusion in the Underlying Index.
The information in the fourth, fifth, sixth and seventh paragraphs appearing under the heading "Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies" in the Statutory Prospectus is replaced in its entirety as set forth below:
The Underlying Index includes securities of 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market LLC based on market capitalization. Non-financial companies are all companies except for those classified as “financials” according to ICB, a product of FTSE International Limited. The Underlying Index reflects companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It excludes financial companies, including investment companies. Security types generally eligible for inclusion in the Underlying Index are common stocks, tracking stocks, and American Depositary Receipts including New York Registry Shares. Securities of companies organized as REITs, securities of SPACs, and "when-issued" securities are not eligible for inclusion in the Underlying Index. There is no minimum market capitalization requirement for inclusion in the Underlying Index.
To be eligible for inclusion in the Underlying Index, a security must meet additional criteria, including:
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the security must have a three-month average daily traded value of at least $5 million;
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the security may not be issued by an issuer currently in bankruptcy proceedings;
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the issuer's security must have a minimum free float of at least 10% (i.e., at least 10% of the outstanding shares of such company can be publicly traded and are not otherwise restricted);
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the issuer of the security generally may not have entered into a definitive agreement or other arrangement that would make it ineligible for Index inclusion and where the transaction is imminent as determined by Nasdaq, Inc. (the “Index Provider”);
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if an issuer has listed multiple security classes, all security classes are eligible, subject to meeting all other eligibility criteria; and
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the security must have traded for at least three full calendar months, not including the month of initial listing, on an eligible exchange (such as The Nasdaq Stock Market LLC, New York Stock Exchange, NYSE American or CBOE BZX) and is determined as of the constituent selection reference date, including that month.
The Underlying Index is typically rebalanced annually after the close of trading on the third Friday in December. To be eligible for inclusion in the Underlying Index, a security must meet the above eligibility criteria based on market data as of the last trading day in November. The Underlying Index is calculated under a “modified market capitalization-weighted” methodology, which is a hybrid between equal weighting and conventional capitalization weighting. At the annual weight adjustment, no security may exceed 15% of the Underlying Index. At the quarterly weight adjustment, no issuer may exceed 24% of the weight of the Underlying Index. As of October 31, 2023, the Underlying Index was comprised of 101 constituents with market capitalizations ranging from $9.4 billion to $2.7 trillion.
The Underlying Index is typically reweighted quarterly in March, June, September and December after the close of trading on the third Friday in those respective months. The reweighting process uses data regarding the total outstanding shares and last sale price of all component securities as of the last trading day of the month prior to the reweighting (i.e., February, May, August and November, respectively). However, a special reweighting may be conducted at any time if certain weighting restrictions are exceeded based on end-of-day values. In addition, securities may be added to or removed from the Underlying Index outside of a scheduled rebalance in certain situations, including, for example, if the Index Provider determines that a security has or will undergo a fundamental alteration that would make it ineligible for inclusion in the Underlying Index, or if it is determined to be necessary to
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maintain the integrity of the Underlying Index. Furthermore, certain corporate actions and events of issuers in the Underlying Index may require maintenance and adjustments to the Underlying Index.
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